UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02857

Name of Fund: BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock High Income Fund
of BlackRock Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O.
Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2008

Date of reporting period: 10/01/2007 – 09/30/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS BlackRock High Income Fund OF BLACKROCK BOND FUND, INC. ANNUAL REPORT | SEPTEMBER 30, 2008

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines related to the housing market turmoil, volatile energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone in September as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has taken decisive action to restore liquidity and bolster financial market stability. Key moves included slashing the target federal funds rate 275 basis points (2.75%) between October 2007 and April 2008 and providing massive cash injections and lending programs. As the credit crisis took an extreme turn for the worse, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in early October in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil.

The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility and generally posted losses for the current reporting period, with small-cap stocks faring noticeably better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities — a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) amid an ongoing flight to quality.

The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of

Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.85% by period-end as the financial market contagion widened. Tax-exempt issues underperformed overall, as problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets led to considerable weakness in the high yield sector.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses over the six- and 12-month reporting periods:

Total Returns as of September 30, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(10.87)%	(21.98)%

Small cap U.S. equities (Russell 2000 Index)	(0.54)	(14.48)

International equities (MSCI Europe, Australasia, Far East Index)	(22.35)	(30.50)

Fixed income (Barclays Capital U.S. Aggregate Index)*	(1.50)	3.65

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)*	(2.59)	(1.87)

High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index)*	(6.77)	(10.51)

* Formerly a Lehman Brothers index. Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary

Portfolio Management Commentary

How did the Fund perform?
•The Fund’s returns lagged that of the benchmark Barclays Capital U.S.
Corporate High Yield 2% Issuer Capped Index for the 12-month period.

What factors influenced performance?
•Throughout the year, the high yield market was plagued by a combina-
tion of a persistent and worsening credit crunch and the overwhelmingly weak economic conditions affecting the U.S. consumer, including the housing crisis, inflationary pressures, equity market volatility and rising unemployment. The unprecedented failures and consolidation with the financial sector only added further pressure, with the final three months of the year marking one of the worst periods in history for the high yield market, and September marking the worst-ever monthly return for the asset class.

•In this environment, the Fund’s underweight to BB-rated securities detracted as higher-quality non-investment grade issues outperformed their lower-grade counterparts. Exposure to the wireless sector also hampered performance for the year, as did a lack of liquidity for select securities.

•On the positive side, the Fund’s allocations to floating rate bank loan securities and cash benefited performance, as these sectors outperformed the traditional high yield market over the annual period. Security selection within B-rated and CCC-rated credits also proved advantageous.

Describe recent portfolio activity.
•During the 12 months, we became more cautious on the high yield mar-
ket and the economy in general, a view that led us to allocate assets to more defensive sectors. We continued to underweight BB-rated issues, preferring to allocate a substantial portion of the portfolio towards float-
ing-rate bank loans. While these securities have suffered over the year, we believe bank loans currently offer tremendous value and are some-
what less vulnerable to the economic slowdown in comparison to many issuers of high yield. We also reduced the Fund’s high yield exposure over the period and built a sizeable cash position, which would allow us to take advantage of quality credits that had depreciated with the market.

Describe Fund positioning at period-end.
•At period-end, the Fund held underweight positions relative to the benchmark in BB-rated and B-rated issues, and a small overweight in
CCC-rated issues. On a sector basis, the Fund was overweight in the independent energy, wireless and metals sectors, while it was under-
weight in technology, home construction and pipelines.

•Although high yield default rates continue to steadily increase and liquidity remains challenged, overall risk is somewhat balanced by the decent fundamental condition of many high yield issuers. Looking ahead, while overall volatility is expected to continue, we believe the
Fund is well positioned to mitigate these risks and perform competitively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Profile as of September 30, 2008

Percent of
Long-Term
Quality Ratings[1]	Investments

A/A	1%
BBB/Baa	10
BB/Ba	25
B/B	46
CCC/Caa	12
NR (Not Rated)	4
Other[2]	2

[1] Using the higher of Standard & Poor's (“S&P’s”) or Moody's Investors Service (“Moody’s”) ratings. [2] Includes portfolio holdings in common stocks, preferred stocks, warrants and other interests.

Percent of
Five Largest Industries	Net Assets

Media	12%
Oil, Gas & Consumable Fuels	10
Independent Power Producers & Energy Traders	7
Diversified Telecommunication Services	6
Metals & Mining	6

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2008

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
[2] The Fund invests principally in fixed income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.
[3] This unmanaged Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Fund now uses this Index because it best reflects the Fund’s investment strategies.

Performance Summary for the Period Ended September 30, 2008

				Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	30-Day Yields	Total Returns	charge	charge	charge	charge	charge	charge

Institutional	10.18%	(6.52)%	(12.25)%	(12.25)%	4.35%	4.35%	4.02%	4.02%
Investor A	9.51	(6.60)	(12.23)	(15.74)	4.15	3.30	3.79	3.37
Investor B	9.39	(6.86)	(12.91)	(16.14)	3.59	3.30	3.25	3.25
Investor C	8.43	(7.23)	(13.57)	(14.38)	3.18	3.18	2.92	2.92
Investor C1	9.22	(6.90)	(12.96)	(13.77)	3.53	3.53	3.17	3.17
Barclays Capital U.S. Corporate High Yield 2%
Issuer Capped Index	—	(6.77)	(10.51)	(10.51)	4.37	4.37	4.56	4.56

[4] Assuming maximum sales charges, if any. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[6]

	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Account Value	Account Value	Paid During
	April 1, 2008	September 30, 2008	the Period[5]	April 1, 2008	September 30, 2008	the Period[5]

Institutional	$1,000	$934.80	$ 3.63	$1,000	$1,021.25	$ 3.79
Investor A	$1,000	$934.00	$ 4.64	$1,000	$1,020.20	$ 4.85
Investor B	$1,000	$931.40	$ 7.39	$1,000	$1,017.35	$ 7.72
Investor C	$1,000	$927.70	$11.13	$1,000	$1,013.45	$11.63
Investor C1	$1,000	$931.00	$ 7.72	$1,000	$1,017.00	$ 8.07

[5] For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 0.96% for Investor A, 1.53% for Investor B, 2.31% for
Investor C and 1.60% for Investor C1, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).
[6] Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2008 5

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 4% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on April 1, 2008 and held through September 30,
2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their share class under the heading entitled “Expenses Paid
During the Period.”

•Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares.
The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distri-
butions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’
shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Schedule of Investments September 30, 2008 (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Aerospace & Defense — 0.5%
DRS Technologies, Inc., 6.625%, 2/01/16	USD	875	$ 883,750
L-3 Communications Corp., 5.875%, 1/15/15		3,865	3,497,825
TransDigm, Inc., 7.75%, 7/15/14		1,550	1,457,000

			5,838,575

Auto Components — 1.5%
Allison Transmission, Inc. (a):
11%, 11/01/15		3,700	3,219,000
11.25%, 11/01/15 (b)		2,880	2,332,800
The Goodyear Tire & Rubber Co.:
6.678%, 12/01/09 (c)		1,090	1,068,200
7.857%, 8/15/11		1,960	1,906,100
8.625%, 12/01/11		5,562	5,506,380
Lear Corp., 8.75%, 12/01/16		2,865	1,991,175
Metaldyne Corp., 10%, 11/01/13		2,190	328,500

			16,352,155

Automobiles — 0.2%
Ford Motor Co., 8.90%, 1/15/32		4,500	2,025,000

Building Products — 0.8%
Momentive Performance Materials, Inc.,
11.50%, 12/01/16		5,075	3,451,000
Ply Gem Industries, Inc., 11.75%, 6/15/13 (a)		5,720	4,919,200

			8,370,200

Capital Markets — 0.6%
E*Trade Financial Corp. 12.50%, 11/30/17 (a)		6,430	6,462,150

Chemicals — 1.6%
American Pacific Corp., 9%, 2/01/15		3,100	3,007,000
CII Carbon LLC, 11.125%, 11/15/15 (a)		2,340	2,281,500
Hexion U.S. Finance Corp.:
9.75%, 11/15/14		3,785	2,990,150
7.304%, 11/15/14 (c)		1,300	936,000
Innophos, Inc., 8.875%, 8/15/14		3,055	3,055,000
MacDermid, Inc., 9.50%, 4/15/17 (a)		3,325	2,793,000
Rockwood Specialties Group, Inc.,
7.625%, 11/15/14	EUR	1,125	1,425,394
Terra Capital, Inc. Series B, 7%, 2/01/17	USD	775	736,250

			17,224,294

Commercial Services & Supplies — 1.5%
ARAMARK Corp., 6.301%, 2/01/15 (c)		2,000	1,750,000
Corrections Corp. of America, 6.75%, 1/31/14		2,025	1,903,500
DI Finance Series B, 9.50%, 2/15/13		1,835	1,798,300
Mobile Services Group, Inc., 9.75%, 8/01/14		2,750	2,557,500
Sally Holdings LLC, 10.50%, 11/15/16		1,418	1,347,100
US Investigations Services, Inc.,
10.50%, 11/01/15 (a)		2,800	2,492,000
West Corp., 11%, 10/15/16		6,025	4,338,000

			16,186,400

Communications Equipment — 0.2%
Nortel Networks Ltd., 7.041%, 7/15/11 (c)		3,930	2,623,275

		Par
Corporate Bonds		(000)	Value

Construction & Engineering — 0.2%
Dycom Industries, Inc., 8.125%, 10/15/15	USD	2,175	$ 1,914,000

Construction Materials — 1.1%
Caue Finance Ltd., 8.875%, 8/01/15 (a)		5,775	5,955,757
Nortek Holdings, Inc., 10%, 12/01/13 (a)		6,680	5,878,400
Texas Industries, Inc., 7.25%, 7/15/13		560	487,200

			12,321,357

Containers & Packaging — 1.3%
Berry Plastics Holding Corp.,
6.694%, 9/15/14 (c)		3,150	2,205,000
Graphic Packaging International Corp.,
9.50%, 8/15/13		3,906	3,534,930
Impress Holdings BV, 5.916%, 9/15/13 (a)(c)		1,930	1,640,500
Packaging Dynamics Finance Corp.,
10%, 5/01/16 (a)		2,550	1,657,500
Pregis Corp., 12.375%, 10/15/13		4,485	2,915,250
Smurfit-Stone Container Enterprises, Inc.,
8%, 3/15/17		2,160	1,684,800

			13,637,980

Distributors — 0.5%
American Tire Distributors, Inc.,
10.133%, 4/01/12 (c)		6,835	5,741,400

Diversified Financial Services — 3.1%
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16 (a)		2,370	2,346,300
FCE Bank Plc, 7.125%, 1/16/12	EUR	9,500	8,960,624
Ford Motor Credit Co. LLC:
5.80%, 1/12/09	USD	5,290	5,022,717
5.70%, 1/15/10		1,540	1,179,387
5.538%, 1/13/12 (c)		1,815	1,161,135
GMAC LLC:
6%, 12/15/11		1,725	767,002
6.75%, 12/01/14		3,401	1,305,351
5.011%, 12/01/14 (c)		9,170	4,234,413
Leucadia National Corp., 8.125%, 9/15/15		6,200	6,029,500
Southern Star Central Corp., 6.75%, 3/01/16 (a)		2,090	1,917,575

			32,924,004

Diversified Telecommunication Services — 5.1%
Broadview Networks Holdings, Inc.,
11.375%, 9/01/12		4,840	3,726,800
Cincinnati Bell, Inc., 7.25%, 7/15/13		8,690	7,821,000
Citizens Communications Co., 6.25%, 1/15/13		5,035	4,714,018
Qwest Communications International, Inc.,
7.50%, 2/15/14		1,395	1,206,675
Qwest Corp.:
7.50%, 10/01/14		14,300	12,369,500
7.50%, 6/15/23		5,600	4,396,000
Series WI, 6.50%, 6/01/17 (d)		8,500	6,800,000
Wind Acquisition Finance SA,
9.75%, 12/01/15 (a)	EUR	1,000	1,274,056
Windstream Corp.:
8.125%, 8/01/13	USD 11,800		11,210,000
8.625%, 8/01/16		1,235	1,139,288

			54,657,337

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

7

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Electric Utilities — 2.3%
Edison Mission Energy:
7.75%, 6/15/16	USD	3,375	$ 3,172,500
7%, 5/15/17		2,310	2,079,000
7.20%, 5/15/19		4,415	3,885,200
Elwood Energy LLC, 8.159%, 7/05/26		1,450	1,328,307
IPALCO Enterprises, Inc.:
8.625%, 11/14/11		1,500	1,507,500
7.25%, 4/01/16 (a)		1,670	1,594,850
NSG Holdings LLC, 7.75%, 12/15/25 (a)		7,725	7,338,750
Tenaska Alabama Partners LP, 7%, 6/30/21 (a)		4,261	3,841,017

			24,747,124

Electronic Equipment & Instruments — 0.5%
Sanmina-SCI Corp.:
6.75%, 3/01/13		615	538,125
8.125%, 3/01/16		6,215	5,282,750

			5,820,875

Energy Equipment & Services — 0.8%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		735	701,925
7.75%, 5/15/17		5,335	5,068,250
North American Energy Partners, Inc.,
8.75%, 12/01/11		3,300	3,036,000

			8,806,175

Food & Staples Retailing — 0.3%
AmeriQual Group LLC, 9.50%, 4/01/12 (a)		3,200	2,016,000
Rite Aid Corp., 7.50%, 3/01/17		1,575	1,197,000

			3,213,000

Food Products — 0.4%
DGS International Finance Co.,
10%, 6/01/07 (a)(e)(f)		20,000	2
Smithfield Foods, Inc., 7.75%, 7/01/17		2,470	1,938,950
Tyson Foods, Inc., 3.25%, 10/15/13 (g)		2,230	2,079,475

			4,018,427

Health Care Equipment & Supplies — 2.3%
Biomet, Inc.:
11.625%, 10/15/17		1,210	1,216,050
10.375%, 10/15/17 (b)		1,210	1,203,950
Catalent Pharma Solutions, Inc.,
9.50%, 4/15/15 (a)(b)		3,860	2,991,500
DJO Finance LLC, 10.875%, 11/15/14		16,000	15,320,000
Hologic, Inc., 2%, 12/15/37 (g)		5,500	4,056,250

			24,787,750

Health Care Providers & Services — 2.3%
Community Health Systems, Inc. Series WI,
8.875%, 7/15/15		2,440	2,318,000
HCA, Inc.:
9.125%, 11/15/14		3,240	3,150,900
9.25%, 11/15/16		2,110	2,051,975
Tenet Healthcare Corp.:
6.375%, 12/01/11		1,270	1,171,575
6.50%, 6/01/12		15,970	14,772,250
United Surgical Partners International, Inc.,
8.875%, 5/01/17		1,782	1,496,880

			24,961,580

See Notes to Financial Statements.

	Par
Corporate Bonds	(000)	Value

Hotels, Restaurants & Leisure — 4.5%
American Real Estate Partners LP,
7.125%, 2/15/13	USD 13,385	$ 10,239,525
CCM Merger, Inc., 8%, 8/01/13 (a)	2,140	1,738,749
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (a)	225	63,000
Galaxy Entertainment Finance Co. Ltd. (a):
8.133%, 12/15/10 (c)	1,425	983,250
9.875%, 12/15/12	1,800	1,224,000
Gaylord Entertainment Co., 8%, 11/15/13	1,270	1,104,900
Great Canadian Gaming Corp.,
7.25%, 2/15/15 (a)	2,340	2,106,000
Greektown Holdings, LLC,
10.75%, 12/01/13 (a)(f)	3,200	2,208,000
Harrah’s Operating Co., Inc. (a):
10.75%, 2/01/16	3,650	1,626,314
10.75%, 2/01/18 (b)	13,500	5,805,000
Little Traverse Bay Bands of Odawa Indians,
10.25%, 2/15/14 (a)	5,965	4,056,200
Snoqualmie Entertainment Authority,
6.875%, 2/01/14 (a)(c)	1,175	846,000
Station Casinos, Inc., 7.75%, 8/15/16	4,625	2,509,063
Travelport LLC, 7.436%, 9/01/14 (c)	600	462,000
Tropicana Entertainment LLC Series WI,
9.625%, 12/15/14 (f)	405	56,700
Virgin River Casino Corp., 9%, 1/15/12	8,165	5,552,200
Waterford Gaming LLC, 8.625%, 9/15/14 (a)	3,262	3,082,590
Wynn Las Vegas LLC, 6.625%, 12/01/14	6,125	5,221,563

		48,885,054

Household Durables — 1.2%
American Greetings Corp., 7.375%, 6/01/16	2,045	1,860,950
Ashton Woods USA LLC, 9.50%, 10/01/15	8,115	3,651,750
Jarden Corp., 7.50%, 5/01/17	2,705	2,251,913
Stanley-Martin Communities LLC,
9.75%, 8/15/15	14,000	4,935,000

		12,699,613

IT Services — 1.5%
First Data Corp., 9.875%, 9/24/15 (a)	5,020	3,940,700
iPayment Investors LP, 12.75%, 7/15/14 (a)(b)	462	470,805
SunGard Data Systems, Inc., 9.125%, 8/15/13	8,105	7,294,500
Sunguard Data Systems, Inc.,
10.625%, 5/15/15 (a)	5,000	4,700,000

		16,406,005

Independent Power Producers & Energy Traders — 5.1%
The AES Corp., 8%, 10/15/17	10,660	9,620,650
Dynegy Holdings, Inc.:
8.375%, 5/01/16	630	548,100
7.75%, 6/01/19	6,450	5,160,000
Energy Future Holding Corp.,
11.25%, 11/01/17 (a)(b)	8,500	7,565,000
NRG Energy, Inc.:
7.25%, 2/01/14	2,635	2,443,963
7.375%, 2/01/16	21,085	18,976,500
Texas Competitive Electric Holdings Co. LLC (a):
10.50%, 11/01/16 (b)	6,300	5,449,500
Series B, 10.25%, 11/01/15	5,730	5,171,325

		54,935,038

8 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Industrial Conglomerates — 1.3%
Sequa Corp. (a):
11.75%, 12/01/15	USD	6,480	$ 5,443,200
13.50%, 12/01/15 (b)		10,213	8,746,529

			14,189,729

Insurance — 0.1%
USI Holdings Corp., 6.679%, 11/15/14 (a)(c)		1,530	1,162,800

Machinery — 0.9%
ESCO Corp. (a):
8.625%, 12/15/13		2,810	2,753,800
6.694%, 12/15/13 (c)		1,110	1,021,200
RBS Global, Inc., 8.875%, 9/01/16		1,205	1,096,550
Terex Corp., 8%, 11/15/17		1,355	1,233,050
Titan International, Inc., 8%, 1/15/12		3,315	3,215,550

			9,320,150

Marine — 0.4%
Horizon Lines, Inc., 4.25%, 8/15/12 (g)		4,660	3,512,475
Navios Maritime Holdings, Inc., 9.50%, 12/15/14		1,217	1,119,640

			4,632,115

Media — 9.0%
Affinion Group, Inc., 10.125%, 10/15/13		5,890	5,536,600
Barrington Broadcasting Group LLC,
10.50%, 8/15/14		6,255	4,003,200
Cablevision Systems Corp. Series B:
8.334%, 4/01/09 (c)		5,810	5,737,374
8%, 4/15/12		2,875	2,702,500
Charter Communications Holdings II, LLC,
10.25%, 9/15/10		8,970	8,068,700
Dex Media, Inc., 8%, 11/15/13		4,700	2,162,000
Dex Media West LLC, 9.875%, 8/15/13		3,880	2,405,600
DirecTV Holdings LLC:
8.375%, 3/15/13		1,065	1,051,688
7.625%, 5/15/16 (a)		2,775	2,511,375
EchoStar DBS Corp.:
7%, 10/01/13		7,730	6,667,125
7.125%, 2/01/16		1,567	1,257,518
Harland Clarke Holdings Corp.:
9.50%, 5/15/15		1,180	837,800
7.554%, 5/15/15 (c)		980	637,000
Intelsat Corp., 9.25%, 6/15/16 (a)		4,650	4,278,000
Liberty Media Corp., 3.125%, 3/30/23 (g)		2,775	2,528,719
Mediacom Broadband LLC, 8.50%, 10/15/15		2,600	2,145,000
NTL Cable Plc:
8.75%, 4/15/14		355	298,200
9.125%, 8/15/16		11,225	9,400,938
Network Communications, Inc.,
10.75%, 12/01/13		200	130,000
Nielsen Finance LLC, 10%, 8/01/14		8,260	7,847,000
ProtoStar I Ltd., 12.50%, 10/15/12 (a)(b)(c)(g)		3,804	3,613,573
R.H. Donnelley Corp., 11.75%, 5/15/15 (a)		3,769	2,299,090
Rainbow National Services LLC,
10.375%, 9/01/14 (a)		2,123	2,165,460
TL Acquisitions, Inc. (a):
10.50%, 1/15/15		20,255	16,001,450
10.92%, 7/15/15 (h)		2,020	1,353,400
Virgin Media, Inc., 6.50%, 11/15/16 (a)(g)		1,955	1,238,981
Windstream Regatta Holdings, Inc.,
11%, 12/01/17 (a)		1,393	780,080

			97,658,371

See Notes to Financial Statements.

		Par
Corporate Bonds		(000)	Value

Metals & Mining — 5.5%
Aleris International, Inc.:
9%, 12/15/14 (b)	USD	2,135	$ 1,323,700
10%, 12/15/16		4,700	2,914,000
Drummond Co., Inc., 7.375%, 2/15/16 (a)		2,470	2,093,325
Evraz Group SA (a):
8.875%, 4/24/13		3,170	2,409,200
9.50%, 4/24/18		2,120	1,526,400
FMG Finance Property Ltd.,
10.625%, 9/01/16 (a)		2,925	2,866,500
Freeport-McMoRan Copper & Gold, Inc.:
7.084%, 4/01/15 (c)		12,300	11,782,047
8.375%, 4/01/17		7,320	7,210,200
Newmont Mining Corp., 1.625%, 7/15/17 (g)		2,655	2,694,825
Novelis, Inc., 7.25%, 2/15/15		7,475	6,503,250
RathGibson, Inc., 11.25%, 2/15/14		6,665	6,065,150
Ryerson, Inc. (a):
10.176%, 11/01/14 (c)		1,670	1,361,050
12%, 11/01/15		650	552,500
Steel Dynamics, Inc., 7.375%, 11/01/12		7,800	7,137,000
Vedanta Resources Plc, 9.50%, 7/18/18 (a)		2,925	2,734,463

			59,173,610

Multiline Retail — 0.1%
Neiman Marcus Group, Inc., 9%, 10/15/15 (b)		1,425	1,188,094

Oil, Gas & Consumable Fuels — 9.0%
Atlas Energy Resources LLC, 10.75%, 2/01/18 (a)		8,135	7,321,500
Atlas Pipeline Partners LP, 8.75%, 6/15/18 (a)		3,320	3,120,800
Berry Petroleum Co., 8.25%, 11/01/16		2,625	2,218,125
Chaparral Energy, Inc., 8.50%, 12/01/15		2,275	1,797,250
Chesapeake Energy Corp.:
6.375%, 6/15/15		1,610	1,436,925
7.25%, 12/15/18		12,000	11,040,000
2.25%, 12/15/38 (g)		3,550	2,440,624
Cimarex Energy Co., 7.125%, 5/01/17		2,745	2,525,400
Compton Petroleum Finance Corp.,
7.625%, 12/01/13		4,845	4,251,488
Connacher Oil and Gas Ltd.,
10.25%, 12/15/15 (a)		6,010	5,769,600
Copano Energy LLC, 8.125%, 3/01/16		350	320,250
Corral Finans AB, 7.713%, 4/15/10 (a)(b)		1,512	1,404,794
Denbury Resources, Inc., 7.50%, 12/15/15		1,750	1,610,000
EXCO Resources, Inc., 7.25%, 1/15/11		2,105	1,989,225
Encore Acquisition Co., 6%, 7/15/15		1,955	1,554,225
Forest Oil Corp.:
7.25%, 6/15/19		3,740	3,197,700
7.25%, 6/15/19 (a)		4,830	4,129,650
Newfield Exploration Co.:
6.625%, 4/15/16		2,335	2,078,150
7.125%, 5/15/18		2,930	2,549,100
OPTI Canada, Inc.:
7.875%, 12/15/14		4,190	3,708,150
8.25%, 12/15/14		7,415	6,636,425
PetroHawk Energy Corp., 7.875%, 6/01/15 (a)		5,975	5,198,250
Range Resources Corp., 6.375%, 3/15/15		1,840	1,683,600
Roseton-Danskammer 2001 Series B,
7.67%, 11/08/16		4,025	3,622,500
Sabine Pass LNG LP, 7.50%, 11/30/16		1,025	799,500

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

9

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Oil, Gas & Consumable Fuels (concluded)
SandRidge Energy, Inc. (a):
7.508%, 4/01/14 (c)	USD	2,250	$ 2,115,695
8.625%, 4/01/15 (b)		3,670	3,247,950
8%, 6/01/18		4,200	3,612,000
Southwestern Energy Co., 7.50%, 2/01/18 (a)		410	397,700
Swift Energy Co., 7.125%, 6/01/17		3,425	2,911,250
Whiting Petroleum Corp., 7.25%, 5/01/12		2,880	2,671,200

			97,359,026

Paper & Forest Products — 3.4%
APP Finance II Mauritius Ltd, 12% (d)(g)(i)		21,000	78,750
Abitibi-Consolidated, Inc., 8.85%, 8/01/30		435	104,400
Ainsworth Lumber Co. Ltd. 11%, 7/29/15 (a)		5,077	3,820,421
Boise Cascade LLC, 7.125%, 10/15/14		1,985	1,359,724
Bowater, Inc., 9%, 8/01/09		5,590	4,751,500
Domtar Corp., 7.125%, 8/15/15		6,550	6,026,000
NewPage Corp., 10%, 5/01/12		14,495	12,973,025
Verso Paper Holdings LLC Series B:
9.125%, 8/01/14		1,415	1,216,900
6.551%, 8/01/14 (c)		4,635	3,823,875
11.375%, 8/01/16		2,680	2,170,800

			36,325,395

Pharmaceuticals — 0.6%
Angiotech Pharmaceuticals, Inc.,
6.56%, 12/01/13 (c)		9,075	6,534,000
Catalent Pharma Solutions, Inc.
9.75%, 4/15/17	EUR	510	402,066

			6,936,066

Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16	USD	550	558,938

Real Estate Investment Trusts (REITs) — 0.4%
Ventas Realty, LP, 9%, 5/01/12		4,000	4,170,000

Real Estate Management & Development — 0.2%
Realogy Corp.:
10.50%, 4/15/14 (b)		2,575	1,133,000
12.375%, 4/15/15		1,360	462,400

			1,595,400

Semiconductors & Semiconductor Equipment — 0.5%
Amkor Technology, Inc.:
7.75%, 5/15/13		1,730	1,479,150
9.25%, 6/01/16		2,475	2,079,000
Spansion, Inc., 5.935%, 6/01/13 (a)(c)		3,425	2,055,000

			5,613,150

Software — 0.1%
BMS Holdings, Inc., 10.595%, 2/15/12 (a)(b)(c)		2,070	1,014,540

Specialty Retail — 2.1%
Asbury Automotive Group, Inc., 8%, 3/15/14		5,400	3,793,500
AutoNation, Inc., 4.791%, 4/15/13 (c)		5,150	4,338,874
Buffets, Inc., 12.50%, 11/01/14 (f)		1,855	18,550
General Nutrition Centers, Inc.:
7.584%, 3/15/14 (b)(c)		4,380	3,657,300
10.75%, 3/15/15		6,740	5,678,450
Group 1 Automotive, Inc., 2.25%, 6/15/36		2,735	1,521,344
Michaels Stores, Inc., 10%, 11/01/14		675	425,250
United Auto Group, Inc., 7.75%, 12/15/16		5,255	3,757,325

			23,190,593

		Par
Corporate Bonds		(000)	Value

Textiles, Apparel & Luxury Goods — 0.7%
Levi Strauss & Co., 8.875%, 4/01/16	USD	9,275	$ 7,420,000

Thrifts & Mortgage Finance — 0.0%
Residential Capital LLC, 8.50%, 5/15/10 (a)		276	151,800

Tobacco — 0.5%
Vector Group Ltd., 11%, 8/15/15		5,500	5,445,000

Wireless Telecommunication Services — 5.2%
BCM Ireland Preferred Equity Ltd.,
10.597%, 2/15/17 (a)(b)	EUR	3,678	2,383,503
Centennial Communications Corp.:
9.633%, 1/01/13 (c)	USD	3,210	2,921,100
8.125%, 2/01/14		2,260	2,237,400
Cricket Communications, Inc.:
10.875%, 11/01/14		4,005	3,724,650
9.375%, 11/01/14		480	446,400
10%, 7/15/15 (a)		4,220	4,030,100
Digicel Group Ltd. (a):
8.875%, 1/15/15		5,740	4,821,600
9.125%, 1/15/15 (b)		5,660	4,811,000
FiberTower Corp., 9%, 11/15/12 (a)(g)		3,110	1,741,600
iPCS, Inc., 4.926%, 5/01/13 (c)		5,510	4,490,650
MetroPCS Wireless, Inc., 9.25%, 11/01/14		10,940	10,228,900
Nordic Telephone Co. Holdings ApS,
8.875%, 5/01/16 (a)		1,290	1,173,900
Orascom Telecom Finance SCA,
7.875%, 2/08/14 (a)		1,385	1,211,875
Sprint Capital Corp.:
7.625%, 1/30/11		12,100	11,011,000
6.875%, 11/15/28		1,786	1,196,620

			56,430,298

Total Corporate Bonds — 79.5%			859,093,843

Common Stocks		Shares

Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (j)	128,758		1,971,285

Capital Markets — 0.1%
E*Trade Financial Corp. (j)	311,240		871,472

Communications Equipment — 0.3%
Loral Space & Communications Ltd. (j)	257,872		3,808,769

Diversified Telecommunication Services — 0.0%
PTV, Inc.		2	1,000

Electrical Equipment — 0.2%
Medis Technologies Ltd. (j)	852,625		1,534,725
SunPower Corp. Class B (j)		13,692	945,432

			2,480,157

Multi-Utilities — 0.1%
CenterPoint Energy, Inc.		59,631	868,824

Oil, Gas & Consumable Fuels — 0.5%
EXCO Resources, Inc. (j)	320,164		5,225,076

See Notes to Financial Statements.

10 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd. (a)(j)	691,101		$ 1,300,040
Ainsworth Lumber Co. Ltd. (j)	615,817		1,157,279
Western Forest Products, Inc. (a)(j)	330,542		201,881
Western Forest Products, Inc. (j)	1,280,355		781,988

			3,441,188

Semiconductors & Semiconductor
Equipment — 0.0%
Cypress Semiconductor Corp. (j)		49,922	260,593

Wireless Telecommunication Services — 0.2%
American Tower Corp. Class A (j)		50,731	1,824,794

Total Common Stocks — 1.9%			20,753,158

		Par
Floating Rate Loan Interests		(000)

Aerospace & Defense — 0.3%
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit, Facility Deposit Assignment,
2.70%, 3/26/14	USD	182	158,199
Term Loan, 5.762%, 3/26/14		3,103	2,700,992

			2,859,191

Auto Components — 1.4%
Allison Transmission, Inc. Term Loan Assignment B,
5.22% – 5.57%, 8/07/14		3,464	2,849,525
Dana Holding Corp. Term Advance Assignment,
6.75% – 7.52%, 1/31/15		6,717	5,688,862
Delphi Corp.:
Initial Tranche C Loan, 8.50%, 1/11/16		7,169	5,910,995
Subsequent Tranche C Loan, 8.50%, 12/31/08		733	604,378

			15,053,760

Automobiles — 0.6%
Ford Motor Co. Term Loan Assignment B,
5.49%, 12/15/13		5,009	3,273,444
General Motors Corp. Secured Term Loan,
5.163%, 11/29/13		4,594	2,974,894

			6,248,338

Building Products — 0.8%
Building Material Corp. of America Term Loan
Advance Assignment, 5.563%, 2/24/14		2,040	1,584,216
Stile Acquisition Corp. (Masonite International):
Canadian Term Loan, 6% – 6.50%, 4/06/13		4,679	3,624,562
U.S. Term Loan B, 6%, 4/06/13		4,226	3,273,817

			8,482,595

Capital Markets — 0.1%
Marsico Parent Co., LLC Term Loan Assignment,
5.625% – 7%, 2/15/14		1,489	1,191,000

Chemicals — 0.8%
PQ Corp.:
First Lien Term Loan, 7.02%, 5/29/16		2,743	2,345,372
Second Lien Term Loan, 6.05% – 7.02%,
5/29/15		8,250	6,806,250

			9,151,622

Containers & Packaging — 0.2%
Berry Plastics Corp. Term Loan Assignment,
9.791%, 6/15/14		3,542	1,948,118

		Par
Floating Rate Loan Interests		(000)	Value

Diversified Telecommunication Services — 1.2%
Hawaiian Telecom Communications, Inc.
Term Loan C, 6.262%, 6/01/14	USD	3,150	$ 2,152,499
Wind Finance SL S.A.:
Dollar Facility Second Lien Assignment,
9.635%, 12/17/14		2,250	2,182,500
Euro Facility Second Lien Assignment,
11.473%, 12/17/14	EUR	6,120	8,400,527

			12,735,526

Health Care Equipment & Supplies — 0.2%
Bausch & Lomb, Inc.:
Delay Draw Term Loan Assignment,
7.012%, 4/24/15	USD	330	304,563
Parent Term Loan Assignment,
7.012%, 4/24/15		2,184	2,015,189

			2,319,752

Hotels, Restaurants & Leisure — 0.5%
Travelport LLC (Travelport, Inc.) Term Loan,
10.719%, 3/27/12		8,690	5,040,102

Household Products — 0.2%
Spectrum Brands, Inc.:
Letter of Credit, 2.336%, 4/15/13		117	85,554
Term Loan B-1, 6.669% – 6.803%, 3/30/13		2,315	1,690,007

			1,775,561

Independent Power Producers &
Energy Traders — 1.5%
Calpine Corp. Term Loan, 6.645%, 3/29/14		2,992	2,532,371
Texas Competitive Electric Holdings Co. LLC (TXU):
Initial Tranche B-1 Term Loan, 5.989% –
7.261%, 10/10/14		1,005	846,230
Initial Tranche B-2 Term Loan, 5.989% –
7.261%, 10/10/14		1,485	1,252,969
Initial Tranche B-3 Term Loan, 5.989% –
7.261%, 10/10/14		14,556	12,250,838

			16,882,408

Machinery — 0.2%
Navistar International Transportation Corp.:
Advance Term Loan, 6.046%, 11/19/12		1,760	1,507,734
Revolving Credit, 6.046%, 11/19/12		640	548,267

			2,056,001

Media — 3.1%
Catalina Marketing Corp. Senior Unsecured
Interim Loan, 7.533%, 10/01/15		12,125	10,336,563
EBS Sport Corp., Loan Assignment,
8.99%, 5/01/12		6,141	4,053,090
HMH Publishing Company Limited:
Mezzanine Assignment, 11.964%, 11/14/14		17,153	12,864,434
Tranche A Term Loan, 6.488%, 6/12/14		7,250	6,325,625

			33,579,712

Oil, Gas & Consumable Fuels — 0.8%
Turbo Beta Limited — Dollar Facility
Assignment, 14.50%, 3/18/18 (e)		9,352	9,164,708

Paper & Forest Products — 0.3%
Verso Paper Holdings LLC Term Loan B,
10.012%, 2/01/13		4,225	3,886,669

Total Floating Rate Loan Interests — 12.2%			132,375,063

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

11

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

Preferred Securities

	Par
Capital Trusts	(000)	Value

Diversified Financial Services — 1.4%
Citigroup, Inc. Series E, 8.40% (c)(d)(i)	USD 17,815	$ 12,125,958
JPMorgan Chase & Co., 7.90% (c)(i)	3,045	2,563,525

Total Capital Trusts — 1.4%		14,689,483

Preferred Stocks	Shares

Diversified Telecommunication Services — 0.0%
PTV, Inc. Series A, 10%	130	68

Total Preferred Stocks — 0.0%		68

Total Preferred Securities — 1.4%		14,689,551

Warrants (k)

Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)	201,408	50,352

Media — 0.0%
Virgin Media, Inc. (expires 1/10/11)	117,980	4,719

Total Warrants — 0.0%		55,071

	Beneficial
	Interest
Other Interests (l)	(000)

Media — 0.0%
Adelphia Escrow (e)	USD 25,500	2,550
Adelphia Recovery Trust (e)(j)	31,980	127,922

Total Other Interests — 0.0%		130,472

Total Long-Term Investments
(Cost — $1,309,016,700) — 95.0%		1,027,097,158

	Par
Short-Term Securities	(000)	Value

U.S. Government Obligations — 1.8%
Federal Home Loan Banks, 0.75%,
10/09/08 (m)	USD 19,100	$ 19,096,817

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.59% (n)(o)	USD 29,157	29,156,762

Total Short-Term Securities
(Cost — $48,253,579) — 4.5%		48,253,579

Total Investments Before Options Written
(Cost — $1,357,270,279*) — 99.5%		1,075,350,737

Options Written	Contracts(p)

Call Swaptions Written
Pays a fixed rate of 90% and receives a floating rate
based on CDX North America High Yield Index Series 10,
expiring November 2008	30	(845,310)

Put Swaptions Written
Receives a fixed rate of 90% and pays a floating rate
based on CDX North America High Yield Index Series 10,
expiring November 2008	30	(513,390)

Total Options Written
(Premiums Received — $1,500,000) — (0.1)%		(1,358,700)

Total Investments, Net of Options Written — 99.4%		1,073,992,037
Other Assets Less Liabilities — 0.6%		6,702,394

Net Assets — 100.0%		$1,080,694,431

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 1,359,443,140

Gross unrealized appreciation	$ 6,882,191
Gross unrealized depreciation	(290,974,594)

Net unrealized depreciation	$ (284,092,403)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(c) Variable rate security. Rate shown is as of report date.
(d) All or a portion of security pledged as collateral in connection with swaps.
(e) Security is fair valued by the Board of Directors.
(f) Issuer filed for bankruptcy or is in default of interest payments.

(g) Convertible security.
(h) Represents a step bond. Rate shown reflects the effective yield at the time of purchase.
(i) Security is perpetual in nature and has no stated maturity date.
(j) Non-income producing security.
(k) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(l) Other interests represent beneficial interest in liquidation trusts and other reorganiza-
tion entities and are non-income producing.
(m) Rate shown is the yield to maturity as of the date of purchase.
(n) Represents the current yield as of report date.

See Notes to Financial Statements.

12 BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2008

Schedule of Investments (concluded)

(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity
Affiliate	(000)	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$(86,606)	$3,181,525

(p) One contract represents a notional amount of USD1,000,000.
• For Fund compliance purposes,the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
• Swaps outstanding as of September 30,2008 were as follows:

	Notional		Unrealized
	Amount		Appreciation
	(000)		(Depreciation)

Sold credit default protection on
Ford Motor Company and receive 3.80%
Broker, JPMorgan Chase
Expires March 2010	USD	6,000	$(1,450,212)
Sold credit default protection on
Ford Motor Company and receive 4.20%
Broker, Deutsche Bank AG London
Expires March 2010	USD	6,000	(1,421,376)
Sold credit default protection on
Ford Motor Company and receive 4.70%
Broker, Deutsche Bank AG London
Expires June 2010	USD	7,000	(1,923,698)
Bought credit default protection on
Dow Jones CDX North America High Yield
Index Volume 1 and pay 5%
Broker, JPMorgan Chase
Expires June 2013	USD	5,000	(7,580)
Bought credit default protection on
MGM Mirage and pay 8.05%
Broker, Credit Suisse International
Expires September 2013	USD	2,000	101,308
Bought credit default protection on
Harrahs Operating Company, Inc. and pay 5%
Broker, JPMorgan Chase
Expires September 2013	USD	3,000	279,714
Sold credit default protection on
Realogy Corp. and receive 5%
Broker, Goldman Sachs & Co.
Expires June 2014	USD	2,000	8,592
Sold credit default protection on
Realogy Corp. and receive 5%
Broker, Goldman Sachs & Co.
Expires June 2014	USD	4,000	(101,982)

Total			$(4,515,234)

• Foreign currency exchange contracts as of September 30,2008 were as follows:

				Unrealized
Currency		Currency	Settlement	Appreciation
Purchased		Sold	Date	(Depreciation)

USD	2,816,618	CAD 3,000,000	10/23/08	$ (6,145)
USD	9,352,799	EUR 5,976,000	10/23/08	918,674
USD 11,344,966		EUR 7,746,500	10/23/08	412,077

Total				$ 1,324,606

• Currency Abbreviations:
CAD Canadian Dollar
EUR Euro
USD U.S. Dollar

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND SEPTEMBER 30, 2008 13

Statement of Assets and Liabilities

September 30, 2008

Assets

Investments at value — unaffiliated (cost — $1,328,113,517)	$1,046,193,975
Investments at value — affiliated (cost — $29,156,762)	29,156,762
Cash	2,207,386
Foreign currency at value (cost — $1,065)	1,054
Unrealized appreciation on swaps	389,614
Unrealized appreciation on foreign currency exchange contracts	1,330,751
Swap premium paid	1,805,847
Interest receivable	27,373,340
Capital shares sold receivable	5,693,604
Investments sold receivable	2,984,614
Swaps receivable	1,159,731
Principal paydown receivable	9,927
Commitment fees receivable	404
Prepaid expenses	51,422
Other assets	16,236

Total assets	1,118,374,667

Liabilities

Unrealized depreciation on swaps	4,904,848
Unrealized depreciation on foreign currency exchange contracts	6,145
Options written at value (premiums received — $1,500,000)	1,358,700
Unrealized depreciation on unfunded corporate loans	16,960
Swap premium received	2,237,882
Investments purchased payable	16,952,438
Dividends payable	7,232,580
Capital shares redeemed payable	3,498,894
Other affiliates payable	512,224
Distribution fees payable	374,360
Investments advisory fees payable	356,421
Administration fees payable	40,764
Swaps payable	31,183
Other accrued expenses payable	135,483
Officer’s and Directors’ fees payable	694
Other liabilities	20,660

Total liabilities	37,680,236

Net Assets	$1,080,694,431

Net Assets Consist of

Institutional Shares, $0.10 par value, 500,000,000 shares authorized	$ 6,339,750
Investor A Shares, $0.10 par value, 500,000,000 shares authorized	11,993,599
Investor B Shares, $0.10 par value, 1,500,000,000 shares authorized	1,799,909
Investor C Shares, $0.10 par value, 200,000,000 shares authorized	1,946,644
Investor C1 Shares, $0.10 par value, 200,000,000 shares authorized	4,058,146
Paid-in capital in excess of par	3,268,402,201
Undistributed net investment income	17,525,677
Accumulated net realized loss	(1,945,362,363)
Net unrealized appreciation/depreciation	(286,009,132)

Net Assets	$1,080,694,431

Net Asset Value

Institutional — Based on net assets of $261,912,541 and 63,397,500 shares outstanding	$ 4.13

Investor A — Based on net assets of $495,943,048 and 119,935,991 shares outstanding	$ 4.14

Investor B — Based on net assets of $74,448,750 and 17,999,090 shares outstanding	$ 4.14

Investor C — Based on net assets of $80,534,889 and 19,466,443 shares outstanding	$ 4.14

Investor C1 — Based on net assets of $167,855,203 and 40,581,458 shares outstanding	$ 4.14

See Notes to Financial Statements.

14 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Statement of Operations

Year Ended September 30, 2008

Investment Income

Interest	$ 109,783,800
Income from affiliates	3,190,156
Dividends	865,138
Facility and other fees	301,045

Total income	114,140,139

Expenses

Investment advisory	5,339,900
Service — Investor A	1,446,433
Service and distribution — Investor B	798,231
Service and distribution — Investor C	846,672
Service and distribution — Investor C1	1,665,330
Transfer agent — Institutional	661,671
Transfer agent — Investor A	1,060,767
Transfer agent — Investor B	282,092
Transfer agent — Investor C	654,777
Transfer agent — Investor C1	561,499
Professional	434,530
Accounting services	245,452
Printing	137,350
Registration	77,910
Custodian	62,215
Officer and Directors	49,929
Miscellaneous	97,555

Total expenses	14,422,313
Less fees paid indirectly	(13,797)

Total expenses after fees paid indirectly	14,408,516

Net investment income	99,731,623

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(70,160,937)
Swaps	2,391,125
Foreign currency	(1,147,506)

(68,917,318)

Net change in unrealized appreciation/depreciation on:
Investments	(189,752,701)
Swaps	(4,332,187)
Options written	141,300
Foreign currency	651,731
Unfunded corporate loans	(16,960)

(193,308,817)

Total realized and unrealized loss	(262,226,135)

Net Decrease in Net Assets Resulting from Operations	$ (162,494,512)

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

15

Statements of Changes in Net Assets

	Year Ended
	September 30,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$ 99,731,623	$ 103,608,441
Net realized gain (loss)	(68,917,318)	1,501,916
Net change in unrealized appreciation/depreciation	(193,308,817)	(493,403)

Net increase (decrease) in net assets resulting from operations	(162,494,512)	104,616,954

Dividends to Shareholders From

Net investment income:
Institutional	(25,556,310)	(25,539,846)
Investor A	(47,095,464)	(43,344,779)
Investor B	(8,033,651)	(14,730,490)
Investor C	(5,765,367)	(2,166,360)
Investor C1	(15,615,122)	(17,528,927)

Decrease in net assets resulting from dividends to shareholders	(102,065,914)	(103,310,402)

Capital Share Transactions

Net decrease in net assets derived from share transactions	(57,597,678)	(43,366,332)

Redemption Fee

Redemption fee	41,463	23,019

Net Assets

Total decrease in net assets	(322,116,641)	(42,036,761)
Beginning of year	1,402,811,072	1,444,847,833

End of year	$1,080,694,431	$1,402,811,072

End of year undistributed net investment income	$ 17,525,677	$ 20,539,431

See Notes to Financial Statements.

16 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Financial Highlights

			Institutional					Investor A

			Year Ended September 30,					Year Ended September 30,

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 5.12	$ 5.12	$ 5.04	$ 5.15	$ 4.92	$ 5.12	$ 5.12	$ 5.05	$ 5.15	$ 4.92

Net investment income[1]	0.39	0.39	0.38	0.40	0.37	0.38	0.38	0.37	0.39	0.36
Net realized and unrealized gain (loss)[2]	(0.98)	(0.01)	0.08	(0.09)	0.24	(0.97)	—	0.06	(0.09)	0.23

Net increase (decrease) from investment
operations	(0.59)	0.38	0.46	0.31	0.61	(0.59)	0.38	0.43	0.30	0.59

Dividends from net investment income	(0.40)	(0.38)	(0.38)	(0.42)	(0.38)	(0.39)	(0.38)	(0.36)	(0.40)	(0.36)

Net asset value, end of year	$ 4.13	$ 5.12	$ 5.12	$ 5.04	$ 5.15	$ 4.14	$ 5.12	$ 5.12	$ 5.05	$ 5.15

Total Investment Return[3]

Based on net asset value	(12.25)%	7.75%	9.54%	6.05%	12.63%[4]	(12.23)%	7.51%	9.06%	5.99%	12.35%[4]

Ratios to Average Net Assets

Total expenses after fees paid indirectly	0.72%	0.66%	0.64%	0.60%	0.64%	0.93%	0.89%	0.89%	0.85%	0.89%

Total expenses	0.72%	0.66%	0.64%	0.60%	0.64%	0.93%	0.89%	0.89%	0.85%	0.89%

Net investment income	8.23%	7.50%	7.55%	7.75%	7.33%	7.91%	7.27%	7.29%	7.58%	7.09%

Supplemental Data

Net assets, end of year (000)	$261,913	$331,998 $ 333,995		$341,122	$539,484	$495,943	$607,913	$551,649	$488,006	$471,585

Portfolio turnover	72%	80%	77%	67%	103%	72%	80%	77%	67%	103%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of any sales charges.

[4] Fund Asset Management, L (an affiliate), reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount.
Reimbursement had no impact on total investment return.

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

17

Financial Highlights (continued)

						Investor C
							Period
						Year	October 2,
			Investor B			Ended	2006[1] to
		Year Ended September 30,				September 30,	September 30,
	2008	2007	2006	2005	2004	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$ 5.13	$ 5.12	$ 5.05	$ 5.15	$ 4.92	$ 5.13	$ 5.13

Net investment income[2]	0.35	0.35	0.34	0.36	0.34	0.31	0.29
Net realized and unrealized gain (loss)[3]	(0.98)	0.01	0.07	(0.08)	0.23	(0.98)	0.03

Net increase (decrease) from investment operations	(0.63)	0.36	0.41	0.28	0.57	(0.67)	0.32

Dividends from net investment income	(0.36)	(0.35)	(0.34)	(0.38)	(0.34)	(0.32)	(0.32)

Net asset value, end of period	$ 4.14	$ 5.13	$ 5.12	$ 5.05	$ 5.15	$ 4.14	$ 5.13

Total Investment Return[4]

Based on net asset value	(12.91)%	7.14%	8.49%	5.44%	11.77%[5]	(13.57)%	6.30%[6]

Ratios to Average Net Assets

Total expenses after fees paid indirectly	1.51%	1.43%	1.42%	1.37%	1.40%	2.27%	2.16%[7]

Total expenses	1.51%	1.43%	1.42%	1.37%	1.40%	2.27%	2.16%[7]

Net investment income	7.34%	6.72%	6.78%	6.99%	6.57%	6.57%	6.05%[7]

Supplemental Data

Net assets, end of period (000)	$ 74,449	$152,559	$284,787	$428,812	$648,270	$ 80,535	$ 70,070

Portfolio turnover	72%	80%	77%	67%	103%	72%	80%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5] Fund Asset Management, L (an affiliate), reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount.
Reimbursement had no impact on total investment return.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

18 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Financial Highlights (concluded)
			Investor C1

			Year Ended September 30,
	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 5.13	$ 5.12	$ 5.05	$ 5.15	$ 4.92

Net investment income[1]	0.35	0.35	0.34	0.36	0.33
Net realized and unrealized gain (loss)[2]	(0.98)	0.01	0.08	(0.09)	0.23

Net increase (decrease) from investment operations	(0.63)	0.36	0.42	0.27	0.56

Dividends from net investment income	(0.36)	(0.35)	(0.35)	(0.37)	(0.33)

Net asset value, end of year	$ 4.14	$ 5.13	$ 5.12	$ 5.05	$ 5.15

Total Investment Return[3]

Based on net asset value	(12.96)%	7.07%	8.42%	5.38%	11.72%[4]

Ratios to Average Net Assets

Total expenses after fees paid indirectly	1.57%	1.50%	1.48%	1.43%	1.46%

Total expenses	1.57%	1.50%	1.48%	1.43%	1.46%

Net investment income	7.28%	6.66%	6.70%	7.00%	6.53%

Supplemental Data

Net assets, end of year (000)	$167,855	$ 240,270	$ 274,416	$ 220,443	$ 191,203

Portfolio turnover	72%	80%	77%	67%	103%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4] Fund Asset Management, L (an affiliate), reimbursed the Fund in connection with the write-off of an uncollectible interest receivable amount.
Reimbursement had no impact on total investment return.

See Notes to Financial Statements.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

19

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock High Income Fund (the “Fund”), a series of BlackRock Bond
Fund, Inc. (the “Bond Fund”), is registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.
The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A
Shares are sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor
A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B,
Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribu-
tion expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the
Fund’s Board of Directors (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in compa-
rable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation techno-
logy commonly employed in the market for such investments. Swap agreements are valued by quoted fair values received daily by the
Fund’s pricing service. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or sub-advisor seeks to determine the price that the
Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or subadvisor deems relevant. The pricing of all Fair Value Assets is subse-
quently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York
Stock Exchange (“NYSE”). The values of such securities used in comput-
ing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events
(for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

20 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

•Credit default swaps — The Fund may invest in credit default swaps, which are agreements in which one party pays fixed periodic pay-
ments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. These periodic payments received or made by the
Fund are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains and losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as un-
realized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Risks arise from the possible inability of the counterparties to meet the terms of their contracts. The Fund is exposed to credit loss in the event of non-
performance by the other party to the swap.

•Foreign currency exchange contracts — The Fund may enter into for-
eign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange con-
tracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the
Fund. The contract is marked-to-market daily and the change in mar-
ket value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

•Options — The Fund may purchase and write call and put options.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent lia-
bility. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time dur-
ing the option period.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, gener-
ally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Floating Rate Loans: The Fund invests in floating rate loans, which are generally non-investment grade, made by banks, other financial institu-
tions and privately and publicly offered corporations. Floating rate loans generally pay interest at rates that are periodically predetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

The Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, con-
sent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recognized on the accrual basis. When the Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underly-
ing line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option.
The Fund may invest in such loans in the form of participations in loans
(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

21

Notes to Financial Statements (continued)

have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and a Fund may not benefit directly from any collateral sup-
porting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investments in loan participa-
tion interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Foreign Currency Transactions: Foreign currency amounts are trans-
lated into U.S. dollars on the following basis: (i) market value of invest-
ment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation: In cases in which the 1940 Act and the interpretive posi-
tions of the Securities and Exchange Commission (“SEC”) require that the Fund segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps) and certain borrowings, the Fund will, consistent with certain interpretive letters issued by the
SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the
Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment com-
panies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective March 31, 2008, the Fund implemented Financial Account-
ing Standards Board (“FASB”) Interpretation No. 48, “Accounting for
Uncertainty in Income Taxes — an interpretation of FASB Statement No.
109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, includ-
ing investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the applica-
tion of FIN 48 to the Fund, and has determined that the adoption of FIN
48 does not have a material impact on the Fund’s financial statements.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Fund’s U.S. federal tax returns remain open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund’s financial statement disclo-
sures, if any, is currently being assessed.

22 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS
161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of opera-
tions and financial position. In September 2008, FASB Staff Position
No. 133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures
about Credit Derivatives and Certain Guarantees: An Amendment
of FASB Statement No. 133 and FASB Interpretation No. 45; and
Clarification of the Effective Date of FASB Statement No. 161” was
issued and is effective for fiscal years and interim periods ending after
November 15, 2008. The FSP amends FASB Statement No. 133,
“Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods begin-
ning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Transactions
with Affiliates:

The Bond Fund, on behalf of the Fund, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc. to provide invest-
ment advisory and administration services. Merrill Lynch & Co., Inc.
(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”)
are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such serv-
ices, the Fund pays a monthly fee with respect to the Fund based upon the aggregate average daily value of the net assets of the Fund and
Master Total Return Portfolio of Master Bond LLC (“Master LLC”) at the
following annual rates: 0.55% of the Bond Fund's average daily net assets not exceeding $250 million; 0.50% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.45% of average daily net assets in excess of $500 million but not exceeding
$750 million; and 0.40% of average daily net assets in excess of $750 million. For the year ended September 30, 2008, the aggregate average daily net assets of the Fund and Master LLC was approximately
$5,047,454,000.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the
Advisor, under which the Advisor pays BFM, for services it provides, a monthly fee that is an annual percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended September 30, 2008, the Fund reimbursed the
Advisor $21,371 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund has also entered into separate Distribution Agreements and
Distribution Plans with FAM Distributors, Inc. (“FAMD”) and BlackRock
Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”).
FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee

Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with the Distributor, broker-dealers, including
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-
dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

For the year ended September 30, 2008, the affiliates earned under-
writing discounts and direct commissions on sales of the Fund’s
Investor A Shares, which totaled $363,104 and affiliates received contingent deferred sales charges of $74,983, $44,897 and $6,135 relating to transactions in Investor B, Investor C and Investor C1 Shares,
respectively. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the year. Furthermore, affiliates received contingent deferred sales charges of $1,859 relating to transactions subject to front-end sales charge waivers on
Investor A Shares.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

23

Notes to Financial Statements (continued)

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September
30, 2008, the Fund paid $2,704,275 in return for these services, which are a component of the transfer agent fees in the accompanying
Statement of Operations.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund’s transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materi-
als for shareholders meetings, as well as per account and per transac-
tion fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended September 30, 2008, the Fund earned
$8,631, which is included in income from affiliates in the Statement of Operations.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended September 30, 2008, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Call Center
Fees

Institutional	$10,683
Investor A	$17,409
Investor B	$ 4,185
Investor C	$ 2,401
Investor C1	$ 5,509

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances
(“custody credits”), which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales (including paydown) of investments, excluding short-term securities, for the year ended September 30, 2008 were
$854,396,047 and $870,952,206, respectively.

Transactions in call options written for the year ended September 30,
2008 were as follows:

		Premiums
	Contracts	Received

Outstanding call options written, beginning
of year	—	—
Options written	30	$465,000

Outstanding call options written, end of year.	30	$465,000

Transactions in put options written for the year ended September 30, 2008 were as follows:

		Premiums
	Contracts	Received

Outstanding put options written, beginning
of year	—	—
Options written	30	$1,035,000

Outstanding put options written, end of year .	30	$1,035,000

4. Commitments:

The Fund may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged.

In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of September 30, 2008, the Fund had the following unfunded loan commitment:

		Value of
	Unfunded	Underlying
	Commitment	Loan
Borrower	(000)	(000)

Bausch & Lomb, Inc	$220	$203

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2008 and was subsequently renewed. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional
Information, subject to various other legal, regulatory or contractual

24 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Notes to Financial Statements (continued)

limits. The Fund pays a commitment fee of 0.06% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations.
Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Fund’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2008.

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United
States of America require that certain components of net assets be adjusted to reflect permanet differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of
September 30, 2008 attributable to amortization methods on fixed income securities, expiration of capital loss carryforwards, swap agree-
ments, the classification of investments and foreign currency transac-
tions were reclassified to the following accounts:

Decrease paid-in capital	$(60,400,417)
Decrease undistributed net investment income	$ (679,463)
Increase accumulated net realized loss	$ 61,079,880

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	9/30/2008	9/30/2007

Distributions paid from:
Ordinary income	$102,065,914	$103,310,402

Total taxable distributions	$102,065,914	$103,310,402

As of September 30, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary net income	$ 17,306,764
Capital loss carryforward	(1,879,229,680)
Net unrealized losses	(351,922,902)*

Total accumulated net losses	$(2,213,845,818)

* The difference between book-basis and tax-basis net unrealized losses is attribu-
table primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the accounting for swap agreements, other book/tax temporary differences and the timing of income recognition on partnership interests.

As of September 30, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expirations dates:

Expires September 30,

2009	$ 387,766,347
2010	187,386,138
2011	684,131,730
2012	458,613,508
2013	8,631,903
2014	59,615,799
2015	82,988,587
2016	10,095,668

Total	$ 1,879,229,680

7. Capital Share Transactions:
Transactions in shares for each class were as follows:
	Year Ended		Year Ended
	September 30, 2008		September 30, 2007

	Shares	Amount	Shares	Amount

Institutional

Shares sold	6,329,137	$ 30,100,025	8,673,091	$ 45,519,325
Shares issued to shareholders in reinvestment of dividends	4,286,210	20,127,963	3,803,831	19,832,811

Total issued	10,615,347	50,227,988	12,476,922	65,352,136
Shares redeemed	(12,072,116)	(56,936,668)	(12,893,307)	(67,326,087)

Net decrease	(1,456,769)	$ (6,708,680)	(416,385)	$ (1,973,951)

Investor A

Shares sold and automatic conversion of shares	23,336,122	$ 111,917,683	31,571,507	$ 164,860,544
Shares issued to shareholders in reinvestment of dividends	6,614,812	31,081,321	5,420,701	28,266,616

Total issued	29,950,934	142,999,004	36,992,208	193,127,160
Shares redeemed	(28,660,935)	(135,820,581)	(26,049,504)	(136,317,588)

Net increase	1,289,999	$ 7,178,423	10,942,704	$ 56,809,572

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

25

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
	September 30, 2008		September 30, 2007

	Shares	Amount	Shares	Amount

Investor B

Shares sold	684,052	$ 3,288,803	1,639,853	$ 8,588,561
Shares issued to shareholders in reinvestment of dividends	931,983	4,407,136	1,474,310	7,703,215

Total issued	1,616,035	7,695,939	3,114,163	16,291,776
Shares redeemed and automatic conversion of shares	(13,383,842)	(64,387,425)	(28,939,840)	(151,179,206)

Net decrease	(11,767,807)	$ (56,691,486)	(25,825,677)	$(134,887,430)

			Period
	Year Ended		October 2, 2006[1] to
	September 30, 2008		September 30, 2007

	Shares	Amount	Shares	Amount

Investor C

Shares sold	9,985,623	$ 47,955,162	14,341,441	$ 75,017,650
Shares issued to shareholders in reinvestment of dividends	1,105,426	5,176,498	372,240	1,935,309

Total issued	11,091,049	53,131,660	14,713,681	76,952,959
Shares redeemed	(5,292,853)	(24,728,472)	(1,045,434)	(5,447,255)

Net increase	5,798,196	$ 28,403,188	13,668,247	$ 71,505,704

[1] Commencement of operations.
	Year Ended		Year Ended
	September 30, 2008		September 30, 2007

	Shares	Amount	Shares	Amount

Investor C1

Shares sold	125,441	$ 584,611	145,562	$ 763,059
Shares issued to shareholders in reinvestment of dividends	2,503,496	11,790,255	2,561,511	13,375,919

Total issued	2,628,937	12,374,866	2,707,073	14,138,978
Shares redeemed	(8,925,021)	(42,153,989)	(9,390,114)	(48,959,205)

Net decrease	(6,296,084)	$ (29,779,123)	(6,683,041)	$ (34,820,227)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

8. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of
BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close on or before December 31, 2008.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced FAM Distributors, Inc. and BlackRock Distributors,
Inc. as the sole distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

26 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income Fund, one of the portfolios constituting BlackRock Bond Fund, Inc. (the “Fund”), as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial state-
ments and financial highlights are the responsibility of the Fund’s man-
agement. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-

cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income Fund of BlackRock Bond Fund, Inc. as of
September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP Princeton, New Jersey November 26, 2008

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

27

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock High Income Fund of BlackRock Bond Fund,
Inc. for the fiscal year ended September 30, 2008:

Interest-Related Dividends for Non-U.S. Residents

Month(s) Paid:	October 2007 – November 2007	82.24%*
	December 2007	84.43%*
	January 2008 – September 2008	88.35%*

* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

28 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of BlackRock High Income Fund (the “Portfolio”) of
BlackRock Bond Fund, Inc. (the “Fund”) met in April and June 2008 to
consider the approval of the Fund’s investment advisory agreement (the
“Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the
Fund’s investment advisor. The Board also considered the approval of the subadvisory agreement (the “Subadvisory Agreement”) between the
Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”).
The Advisor and the Subadvisor are referred to herein as “BlackRock.”
For simplicity, the Portfolio and the Fund are referred to herein as the
“Fund.” The Advisory Agreement and the Subadvisory Agreement are
referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independ-
ent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Directors have retained independent legal counsel to assist them in con-
nection with their duties. The Chairman of the Board is an Independent
Director. The Board established four standing committees: an Audit
Committee, a Governance and Nominating Committee, a Compliance
Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment man-
agement business, including Merrill Lynch Investment Managers, L. ., and certain affiliates (the “Transaction”), the Fund entered into the Advisory
Agreement with an initial two-year term and the Advisor entered into the
Subadvisory Agreement with the Subadvisor with an initial two-year term.
Consistent with the 1940 Act, prior to the expiration of the Agreements’
respective initial two-year term, the Board is required to consider the continuation of the Fund’s Agreements on an annual basis. In connec-
tion with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment manage-
ment, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its commit-
tees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders.
Among the matters the Board considered were: (a) investment perform-
ance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for market-
ing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its
Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the
Agreements. At an in-person meeting held on June 5 – 6, 2008, the
Fund’s Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the
Advisor and the Fund for a one-year term ending June 30, 2009 and the
Subadvisory Agreement between the Advisor and BlackRock Financial
Management, Inc. for a one-year term ending June 30, 2009. In consid-
ering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meet-
ing. As a result of the discussions that occurred during the April 10,
2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 – 6, 2008
Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Fund and BlackRock portfolio management;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and certain affiliates from the relationship with the
Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

29

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out bene-
fits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-
end funds, under similar investment mandates, as well as the perform-
ance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund’s shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance;
(iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, and direct and indirect bene-
fits to BlackRock and its affiliates from their relationship with the Fund.
The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Directors, reviewed the nature, extent and quality of serv-
ices provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the
Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the
Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates provide the Fund with certain adminis-
trative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addi-
tion to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure docu-
ments, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing;
(iii) overseeing and coordinating the activities of other service providers;
(iv) organizing Board meetings and preparing the materials for such
Board meetings; (v) providing legal and compliance support; and (vi)
performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing require-
ments. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s per-
formance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The
Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted with favor that BlackRock had generally avoided signifi-
cant credit quality and liquidity issues in the challenging fixed-income market that prevailed during the last 18 months. The Fund ranked in the third, second and first quartiles on a net basis against its Lipper peer universe for the one, three and five year periods ended December 31,
2007, respectively. The Board noted that the Fund’s investment perform-
ance for the one year period was disappointing, but that longer-term performance meets the Board’s expectations. The Board typically gives greater weight to longer-term results. The Board considered BlackRock’s planned changes in its fixed-income organization.

30 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from the
Relationship with the Fund: The Board, including the Independent
Directors, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses to those of other comparable funds. The Board consid-
ered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provid-
ed the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by
BlackRock and certain affiliates that provide services to the Fund. The
Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December
31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board also took into account that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate down-
ward as the size of the Fund increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to partici-
pate in these economies of scale. The Board, including the Independent
Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-
alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The
Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or
“fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the
Fund, including for administrative, transfer agency and distribution serv-
ices. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and trade execu-
tion practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock
Financial Management, Inc. for a one-year term ending June 30, 2009.
Based upon their evaluation of all these factors in their totality, the
Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the
Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

31

Officers and Directors

Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund	as a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1]

Robert M. Hernandez	Chairman of the	Since	Formerly Director, Vice Chairman and Chief Financial Officer of USX	37 Funds	ACE Limited
40 East 52nd Street	Board, Director	2007	Corporation (energy and steel business) from 1991 to 2001.	104 Portfolios	(insurance company);
New York, NY 10022	and Member				Eastman Chemical
1944	of the Audit				Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)

Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	37 Funds	Watson
40 East 52nd Street	of the Board,	2007	company) since 1997; Director, Michael J. Fox Foundation for	104 Portfolios	Pharmaceutical Inc.
New York, NY 10022	Chairman of the		Parkinson’s Research since 2000; Formerly Director of BTG
1941	Audit Committee		International Plc (a global technology commercialization company)
	and Director		from 2001 to 2007.

James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since 1996	37 Funds	None
40 East 52nd Street		2007	and formerly Executive Vice President thereof from 1996 to 2003;	104 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944

Bruce R. Bond	Director	Since	Formerly Trustee and Member of the Governance Committee, State	37 Funds	None
40 East 52nd Street		2007	Street Research Mutual Funds from 1997 to 2005; Formerly Board	104 Portfolios
New York, NY 10022			Member of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.

Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an investment	37 Funds	Knology, Inc. (tele-
40 East 52nd Street		2007	partnership) since 1979; Managing General Partner, The South Atlantic	104 Portfolios	communications);
New York, NY 10022			Venture Funds since 1983; Member of the Investment Advisory Council		Capital Southwest
1944			of the Florida State Board of Administration from 2001 to 2007.		(financial)

Honorable	Director	Since	Partner and Head of International Practice, Covington and Burling	37 Funds	UPS Corporation
Stuart E. Eizenstat		2007	(law firm) since 2001; International Advisory Board Member, The Coca	104 Portfolios	(delivery service)
40 East 52nd Street			Cola Company since 2002; Advisory Board Member BT Americas
New York, NY 10022			(telecommunications) since 2004; Member of the Board of Directors,
1943			Chicago Climate Exchange (environmental) since 2006; Member of the
International Advisory Board GML (energy) since 2003.

Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	37 Funds	None
40 East 52nd Street		2007		104 Portfolios
New York, NY 10022
1957

32 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Officers and Directors (continued)

Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund	as a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

John F. O’Brien	Director	Since	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly	37 Funds	Cabot Corporation
40 East 52nd Street		2007	Director, Allmerica Financial Corporation from 1995 to 2003; Formerly	104 Portfolios	(chemicals); LKQ
New York, NY 10022			Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco,		Corporation (auto
1943			Inc. (energy solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)

Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, .A. (law firm)	37 Funds	None
40 East 52nd Street		2007	since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000;	104 Portfolios
New York, NY 10022			Director of ECMC Group (service provider to students, schools and
1942			lenders) since 2001; President Elect, The American Law Institute,
(non-profit), 2007; Formerly President, American Bar Association from
1995 to 1996.

Jean Margo Reid	Director	Since	Self-employed consultant since 2001; Director and Secretary, SCB,	37 Funds	None
40 East 52nd Street		2004	Inc. (holding company) since 1998; Director and Secretary, SCB	104 Portfolios
New York, NY 10022			Partners, Inc. (holding company) since 2000; Director, Covenant
1945			House (non-profit) from 2001 to 2004.

David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	37 Funds	None
40 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources at the	104 Portfolios
New York, NY 10022			University of Wyoming since 2006; Director, The American Museum
1941			of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society
from 1998 to 2005.

Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School of	37 Funds	Bowne & Co., Inc.
40 East 52nd Street	and Member	1980	Business Administration since 1995.	104 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)

1 Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2 Following the combination of Merrill Lynch Investment Managers, L. P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E.

Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

33

Officers and Directors (continued)

Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund	as a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Interested Directors[1]

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	184 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	37 Funds	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities since	104 Portfolios
New York, NY 10022			1988 and Chairman of the Executive and Management Committees;
1952			Formerly Managing Director, The First Boston Corporation, Member of
its Management Committee, Co-head of its Taxable Fixed Income
Division and Head of its Mortgage and Real Estate Products Group;
Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs
Committee and a member of the Executive Committee, the Ad Hoc
Committee on Board Governance, and the Committee on Trustees; Co-
Chairman of the NYU Hospitals Center Board of Trustees, Chairman of
the Development/Trustee Stewardship Committee and Chairman of the
Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	295 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

1 Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940 of the fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

34 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	President	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	and Chief	2007	Managers, L P(“MLIM”) and Fund Asset Management, L P(“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	Executive		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer

Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President	2007	2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of
40 East 52nd Street	Financial	2007	Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from
New York, NY 10022	Officer		1992 to 2006.
1966

Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance	2007	BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
New York, NY 10022	Officer		Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
1959			Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Fund serve at the pleasure of the Board of Directors.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian		Transfer Agent	Accounting Agent	Independent Registered Public	Legal Counsel
State Street Bank and		PNC Global Investment	State Street Bank	Accounting Firm	Willkie Farr & Gallagher LLP
Trust Company		Servicing (U.S.)	and Trust Company	Deloitte & Touche LLP	New York, NY 10019
Boston, MA 02101		New York, NY 10286	Princeton, NJ 08540	Princeton, NJ 08540

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

35

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including proce-
dures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

36 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM – 6:00 PM EST to get infor-
mation about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

37

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio
BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

38 BLACKROCK HIGH INCOME FUND

SEPTEMBER 30, 2008

This report is not authorized for use as an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance.
Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Bond Fund, Inc.

100 Bellevue Parkway

Wilmington, DE 19809

#10251-2-9/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the
“board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Ronald W. Forbes (term ended, effective November 1, 2007)
Robert M. Hernandez (term began, effective November 1, 2007)
Fred G. Weiss (term began, effective November 1, 2007)
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the
Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.
The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock High
Income Fund of
BlackRock Bond	$36,300	$41,200	$0	$0	$6,100	$6,100	$1,049	$1,042
Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the
SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-
audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed
$10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-
approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-
audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock High Income Fund	$294,649	$291,642
of BlackRock Bond Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under
Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous
Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –
Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance
Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s
Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-
3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto 12(a)(1) – Code of Ethics – See Item 2 12(a)(2) – Certifications – Attached hereto 12(a)(3) – Not Applicable 12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock High Income Fund of BlackRock Bond Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: November 24, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Date: November 24, 2008